Exhibit 10.32

Amended and Restated

Pledge and Security Agreement

Pursuant to this Amended and Restated Pledge and Security Agreement (this agreement, together with all amendments, restatements, supplements, other modifications, and Joinders [as defined below], this “Agreement”), effective as of December 30, 2011 and for value received, the undersigned and each other Person who becomes a party hereto pursuant to Section 5.13 (each, a “Debtor” and collectively, the “Debtors”) pledges, assigns and grants to Comerica Bank, whose address is 1717 Main Street, 4th Floor, Dallas, Texas 75201, in its capacity as Administrative Agent (“Administrative Agent”), for the benefit of the Secured Parties, a continuing security interest and lien (any pledge, assignment, security interest or other Lien arising hereunder is sometimes referred to herein as a “security interest”) in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand, acceleration or otherwise, of all Indebtedness (as defined in the Credit Agreement hereinafter described). Reference is made to that certain Second Amended and Restated Credit Agreement dated as of the date hereof, among MRC Energy Company, a Texas corporation formerly known as Matador Resources Company (the “Borrower”), Administrative Agent, and the Lenders signatories thereto (as the same may be amended, restated, renewed, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement. Each Debtor further covenants, agrees, represents and warrants as follows:

1.	Security Interest. As used in this Agreement, the term “Collateral” shall mean all of such Debtor’s right, title and interest in, to, and under the following property, whether now owned or hereafter acquired:

(a)	all Equity Interests issued by the entities listed on Schedule 1 hereto (collectively, the “Pledged Equity Interests”) including, without limitation, the Equity Interests identified on Exhibit A hereto;

(b)	all dividends, distributions, returns of capital, cash, instruments, certificates and other property now or hereafter received, receivable or otherwise distributed with respect to or in exchange for the Pledged Equity Interests; and

(c)	all products and proceeds of any of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, the Collateral and the Pledged Equity Interests shall not include, and the security interest created pursuant to this Agreement shall not attach to, any Excluded Assets.

2.	Warranties, Covenants and Agreements. Each Debtor warrants, covenants and agrees as follows:

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

2.1	Prior to or concurrently with the execution and delivery of this Agreement, such Debtor shall deliver to Administrative Agent all certificates identified in Exhibit A hereof and evidencing any of the Pledged Equity Interests and such certificates shall be accompanied by undated stock powers duly executed in blank.

2.2	Upon the occurrence and continuance of an Event of Default, if such Debtor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, such Debtor agrees to accept the same as Administrative Agent’s agent and to hold the same in trust for Administrative Agent and, to deliver the same forthwith to Administrative Agent in the exact form received, with the appropriate endorsement of Administrative Agent when necessary and/or appropriate undated stock powers duly executed in blank, to be held by Administrative Agent as additional Collateral for the Indebtedness, subject to the terms hereof. When an Event of Default exists, any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Administrative Agent to be held by it as additional Collateral for the Indebtedness subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, in each case while an Event of Default exists, the property so distributed shall be delivered to the Administrative Agent to be held by it, as additional Collateral for the Indebtedness, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Administrative Agent shall, until paid or delivered to Administrative Agent, be held by such Debtor in trust as additional security for the Indebtedness.

2.3	At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Administrative Agent or any other Secured Party, such Debtor shall be deemed to have warranted that (a) such Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Administrative Agent or any other Secured Party; (b) none of the Collateral is subject to any security interest other than that in favor of Administrative Agent or any other Secured Party; (c) there are no financing statements on file, other than in favor of Administrative Agent covering the Collateral; and (d) no person, other than Administrative Agent, has possession or control (as defined in the Uniform Commercial Code) of any Collateral of such nature that perfection of a security interest may be accomplished by control.

2.4	Such Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Administrative Agent and the other Secured Parties and Liens permitted by Section 8.2 of the Credit Agreement. Such Debtor will not, without the prior written consent of Administrative Agent, sell or otherwise transfer, or permit to be sold or otherwise transferred, any or all of the Collateral, except as permitted by the Credit Agreement.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

2.5	Such Debtor will do all acts and will execute or cause to be executed all writings reasonably requested by Administrative Agent to establish, maintain and continue an exclusive, perfected and first security interest of Administrative Agent and the other Secured Parties in the Collateral. Such Debtor agrees that Administrative Agent and the other Secured Parties have no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness.

2.6	If Administrative Agent, acting in its sole discretion, redelivers Collateral to Such Debtor or such Debtor’s designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; such redelivery shall be in trust for the benefit of Administrative Agent and the other Secured Parties and shall not constitute a release of Administrative Agent’s security interest in it or in the proceeds or products of it unless Administrative Agent specifically so agrees in writing. If a Debtor requests any such redelivery, such Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Administrative Agent. Any proceeds of Collateral coming into a Debtor’s possession as a result of any such redelivery shall be held in trust for Administrative Agent and immediately delivered to Administrative Agent for application on the Indebtedness. Administrative Agent may (in its sole discretion) deliver any or all of the Collateral to a Debtor, and such delivery by Administrative Agent shall discharge Administrative Agent from all liability or responsibility for such Collateral except for any liability which arises from the gross negligence or willful misconduct of the Administrative Agent. Administrative Agent, at its option, may require delivery of any Collateral to Administrative Agent at any time with such endorsements or assignments of the Collateral as Administrative Agent may reasonably request.

2.7	At any time during the existence of an Event of Default and without notice, Administrative Agent may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Administrative Agent; and (c) take such actions in its own name or in a Debtor’s name as such Debtor’s agent, which it deems necessary or appropriate in its sole discretion to establish exclusive control (as defined in the Uniform Commercial Code) over any Collateral of such nature that perfection of the Administrative Agent’s or any other Secured Party’s security interest may be accomplished by control.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

2.8	The undersigned agree that no security or guarantee now or later held by Administrative Agent or any other Secured Party for the payment of any indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional pledge of the undersigned under this Agreement, and Administrative Agent, in its sole discretion, without notice to the undersigned, may release, exchange, modify, enforce and otherwise deal with any security or guaranty without affecting in any manner the unconditional pledge of the undersigned under this Agreement. The undersigned acknowledge and agree that Administrative Agent and the other Secured Parties have no obligation to acquire or perfect any lien on or security interest in any assets, whether realty or personalty, or to obtain any guaranty to secure payment of the Indebtedness, and the undersigned are not relying upon any guaranty which Administrative Agent has or may have or assets in which Administrative Agent or any other Secured Party has or may have a lien or security interest for payment of the Indebtedness.

2.9	The undersigned agree to reimburse Administrative Agent upon demand for all reasonable and documented out-of-pocket costs and expenses (including, without limit, reasonable attorneys’ fees) incurred in enforcing any of the duties or obligations of the undersigned under this Agreement or in establishing, determining, continuing or defending the validity or priority of Administrative Agent’s security interest under this Agreement.

3.	Collection of Proceeds.

3.1	If an Event of Default shall have occurred and be continuing, each Debtor agrees, upon the written request of Administrative Agent, to (a) endorse to Administrative Agent and immediately deliver to Administrative Agent all payments received on Collateral or from the sale or other Disposition of any Collateral, in the form received by such Debtor without commingling with any other funds and (b) immediately deliver to Administrative Agent all Collateral in such Debtor’s possession or later coming into such Debtor’s possession through enforcement of such Debtor’s rights or interests in the Collateral. If an Event of Default shall have occurred and be continuing, each Debtor irrevocably authorizes an authorized employee or agent of Administrative Agent to endorse the name of such Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. If an Event of Default shall have occurred and be continuing, Administrative Agent shall have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Administrative Agent shall have no duty as to the collection or protection of Collateral or the proceeds of it, or as to the preservation of any related rights, other than the exercise of reasonable care in the custody and preservation of Collateral in the possession of Administrative Agent or any other Secured Party.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

4.	Defaults, Enforcement and Application of Proceeds.

4.1	If any Event of Default shall have occurred and be continuing, Administrative Agent may in accordance with the Credit Agreement declare any or all of the Indebtedness (other than Lender Hedging Obligations and Lender Product Obligations) to be immediately due and payable, and shall have and may exercise any right or remedy available to it including, without limitation, any rights and remedies described in the Credit Agreement and any one or more of the following rights and remedies:

(a)	Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

(b)	Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it; and/or

(c)	Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral;

At any sale pursuant to this Section 4.1, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Administrative Agent or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. At any sale or other Disposition of the Collateral pursuant to this Section 4.1, Administrative Agent disclaims all warranties which would otherwise be given under the Uniform Commercial Code, including without limit a disclaimer of any warranty relating to title, possession, quiet enjoyment or the like, and Administrative Agent may communicate these disclaimers to a purchaser at such disposition. This disclaimer of warranties will not render the sale commercially unreasonable.

4.2	The proceeds of any sale or other Disposition of Collateral authorized by this Agreement shall be applied by Administrative Agent as described in the Credit Agreement. Each Debtor shall remain liable for any deficiency, which it shall pay to Administrative Agent immediately upon demand. Each Debtor agrees that Administrative Agent shall be under no obligation to accept any noncash proceeds in connection with any sale or Disposition of Collateral unless failure to do so would be commercially unreasonable. If Administrative Agent agrees in its sole discretion to accept noncash proceeds (unless the failure to do so would be commercially unreasonable), Administrative Agent may ascribe any commercially reasonable value to such proceeds. Without limiting the foregoing, Administrative Agent may apply any reasonable discount factor in determining the present value of proceeds to be received in the future or may elect to apply proceeds to be received in the future only as and when such proceeds are actually received in cash by Administrative Agent.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

4.3	Nothing in this Agreement is intended, nor shall it be construed, to preclude Administrative Agent from pursuing any other remedy provided by law or in equity for the collection of the Indebtedness or for the recovery of any other sum to which Administrative Agent may be entitled for the breach of this Agreement by Debtors.

4.4	No waiver of Default or consent to any act by Debtors shall be effective unless in writing and signed by an authorized officer of Administrative Agent. No waiver of any Default or forbearance on the part of Administrative Agent in enforcing any of its rights under this Agreement shall operate as a waiver of any other Default or of the same Default on a future occasion or of any rights.

4.5	Each Debtor authorizes Administrative Agent or any Administrative Agent of Administrative Agent, in its own name, at such Debtor’s expense, to do any of the following during the existence of an Event of Default, as Administrative Agent, in its sole discretion, deems appropriate:

(i) to demand, sue for, collect, or receive in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

(ii) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

(iii) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct;

(iv) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(v) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral;

(vi) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

(vii) to defend any suit, action, or proceeding brought against a Debtor with respect to any Collateral;

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

(viii) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Administrative Agent may deem appropriate;

(ix) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer Administrative Agent, registrar, or other designated agency upon such terms as Administrative Agent may determine;

(x) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Indebtedness;

(xi) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Indebtedness;

(xii) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and the Debtors’ expense, at any time, or from time to time, all acts and things which Administrative Agent reasonably deems necessary to protect, preserve, or realize upon the Collateral and Administrative Agent’s security interest therein; and

(xiii) to do and perform any act on behalf of Debtors permitted or required of Debtors under this Agreement.

4.6 Unless and until an Event of Default shall have occurred and be continuing and Debtors shall have received notice from Administrative Agent suspending Debtors’ rights under this Section 4.6, Debtors shall be entitled to (a) exercise any and all voting rights relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Credit Agreement or this Agreement, and (b) retain all cash dividends and distributions paid on the Collateral. Administrative Agent shall execute and deliver to Debtors all such proxies and other instruments as Debtors may reasonably request for the purpose of enabling Debtors to exercise the voting rights which they are entitled to exercise pursuant to this Section 4.6.

4.7 If an Event of Default shall have occurred and be continuing and Administrative Agent shall have notified Debtors of the suspension of Debtors’ rights under Section 4.6(b), Administrative Agent shall have the right to receive all cash dividends and distributions paid on the Collateral.

4.8 If an Event of Default shall have occurred and be continuing and Administrative Agent shall have notified Debtors of the suspension of Debtors’ rights under Section 4.6(a), Administrative Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and other powers of ownership pertaining to the Collateral, and Debtors shall deliver to Administrative Agent, if reasonably requested by Administrative Agent, irrevocable proxies with respect to the Collateral in form satisfactory to Administrative Agent.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

4.9 Each Debtor hereby acknowledges and confirms that Administrative Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Each Debtor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Administrative Agent shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Administrative Agent shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

5. Miscellaneous.

5.1	All notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtors in accordance with the Credit Agreement.

5.2	Each Debtor will give Administrative Agent not less than 30 days prior written notice of all contemplated changes in such Debtor’s name or the location of its chief executive office, and such Debtor shall promptly take all necessary steps reasonably requested by Administrative Agent to maintain the perfection of Administrative Agent’s security interest in the Collateral.

5.3	Administrative Agent assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

5.4

Each Debtor, to the extent not expressly prohibited by applicable law, waives any right to require the Administrative Agent to: (a) proceed against any person or property; or (b) pursue any other remedy in the Administrative Agent’s power. Each Debtor waives, to the extent allowed by law, notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment or notice of acceleration of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Administrative Agent may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to Debtors and without affecting in any manner the unconditional obligation of each Debtor under this Agreement. Each Debtor unconditionally

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

and irrevocably waives each and every defense (other than final payment in full of all Indebtedness) of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of such Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from such Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

5.5	Each Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Borrower any amounts paid or the value of any Collateral given by such Debtor pursuant to this Agreement until such time as all of the Indebtedness have been fully and finally paid.

5.6	In the event that applicable law shall obligate Administrative Agent to give prior notice to Debtors of any action to be taken under this Agreement, Debtors agree that a written notice given to Debtors at least ten (10) days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances.

5.7	Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Administrative Agent or the other Secured Parties in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtors as if the returned, disgorged, or rescinded payment or credit had not been received or given by Administrative Agent, and whether or not Administrative Agent or any other Secured Party relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, each Debtor agrees upon demand by Administrative Agent to execute and deliver to Administrative Agent those documents which Administrative Agent reasonably determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of such Debtor to do so shall not affect in any way the reinstatement or continuation.

5.8	This Agreement and all the rights and remedies of Administrative Agent and the other Secured Parties under this Agreement shall inure to the benefit of Administrative Agent’s and the other Secured Parties’ successors and assigns, and shall bind Debtors and the successors and assigns of Debtors. Nothing in this Section 5.8 is deemed consent by Administrative Agent to any assignment by Debtors.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

5.9	If there is more than one Debtor, all undertakings, warranties and covenants made by Debtors and all rights, powers and authorities given to or conferred upon Administrative Agent are made or given jointly and severally.

5.10	Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code as those meanings may be amended, revised or replaced from time to time. “Uniform Commercial Code” means the Texas Business and Commerce Code as amended, revised or replaced from time to time. Notwithstanding the foregoing, the parties intend that the terms used herein which are defined in the Uniform Commercial Code have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the Uniform Commercial Code in effect on the date of this Agreement, then such term, as used herein, shall be given such broadened meaning. If the Uniform Commercial Code shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the Uniform Commercial Code in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

5.11	No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtors and Administrative Agent with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtors and an authorized officer of Administrative Agent. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

For	purposes of litigation pertaining to this Agreement, each Debtor, Administrative Agent, and each Secured Party by its acceptance of the benefits of this Agreement, hereby irrevocably consent and submit to the non-exclusive personal jurisdiction of state and federal courts located in the State of Texas. The Debtors, Administrative Agent, and each Secured Party by its acceptance of the benefits of this Agreement agree that Dallas County, Texas, is a convenient forum in which to decide any dispute related to this Agreement or the Credit Agreement and agrees that all actions pertaining to this Agreement and the Credit Agreement may be brought in Dallas County, Texas. In addition to the obligation of each Debtor set forth herein, such Debtor shall pay to the Secured Parties all reasonable and documented costs and expenses (including court costs and reasonable attorneys’ fees) incurred by any of the Secured Parties in the preservation or enforcement of its rights and remedies hereunder.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

5.12	Each Debtor represents and warrants that such Debtor’s exact name is the name set forth in this Agreement. Each Debtor further represents and warrants the following:

Such Debtor is a registered organization that is organized under the laws of the State of Texas, and such Debtor’s chief executive office is located at 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240.

5.13	A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Administrative Agent in any filing office.

5.14	This Agreement shall be terminated in accordance with Section 13.24 of the Credit Agreement. Upon termination of this Agreement, Administrative Agent shall promptly deliver the Collateral to Debtors.

5.15	Debtors agree, jointly and severally, to reimburse the Administrative Agent upon demand for any and all reasonable and documented out-of-pocket costs and expenses (including, without limit, court costs, legal expenses and reasonable attorneys’ fees, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, or administrative proceeding or otherwise) incurred in enforcing or attempting to enforce this Agreement or in exercising or attempting to exercise any right or remedy under this Agreement or incurred in any other matter or proceeding relating to this Agreement.

5.12	This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

5.13	Any Person who was not a “Debtor” under this Agreement at the time of initial execution hereof shall become a “Debtor” hereunder if required pursuant to the terms of the Loan Documents by executing and delivering to the Administrative Agent a Joinder Agreement in the form attached hereto as Exhibit B (each, a “Joinder”). Such Person shall also deliver such items to the Administrative Agent in connection with the execution of such Joinder as required by the terms of the Loan Documents and this Agreement. Any such Person shall thereafter be deemed a “Debtor” for all purposes under this Agreement.

5.14

This Agreement is an amendment and restatement, but not an extinguishment, novation, or release of that Pledge and Security Agreement dated March 20, 2008 executed by MRC Energy Company (formerly known as Matador Resources Company) (the “Existing Pledge Agreement”). Each Debtor who is a party to the Existing Pledge Agreement hereby restates and confirms its obligations pursuant

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

to the Existing Pledge Agreement as restated by this Agreement. If at any time a Restricted Subsidiary becomes an Unrestricted Subsidiary, the Equity Interests issued by such Unrestricted Subsidiary shall thereupon be released automatically from the Liens created by this Agreement and the other Collateral Documents, and the Administrative Agent shall promptly deliver to Debtors any and all certificates representing the Pledged Equity Interests of such Unrestricted Subsidiary.

5.15	THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.16	EACH PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF PARTY HERETO. NONE OF THE PARTIES HERETO SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL THE PARTIES HERETO. EACH REFERENCE TO A “PARTY” OR THE “PARTIES” IN THIS SECTION 20 SHALL INCLUDE EACH PERSON WHO EXECUTES AND DELIVERS A JOINDER.

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SIGNATURE PAGES FOLLOW.]

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

DEBTORS: MRC ENERGY COMPANY By: /s/ Joseph Wm. Foran Name: Joseph Wm. Foran Title: Chief Executive Officer Address of Debtor: 5400 LBJ Freeway, Suite 1500 Dallas, Texas 75240	LONGWOOD GATHERING AND DISPOSAL SYSTEMS GP, INC. By: /s/ Joseph Wm. Foran Name: Joseph Wm. Foran Title: Chief Executive Officer Address of Debtor: 5400 LBJ Freeway, Suite 1500 Dallas, Texas 75240

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

ADMINISTRATIVE AGENT: COMERICA BANK By: /s/ James A. Morgan Name: James A. Morgan Title: Vice President

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

CONSENT TO PLEDGE

The undersigned represent (i) the sole limited partner of Longwood Gathering and Disposal Systems, LP, a Texas limited partnership (“Longwood LP”) and (ii) an authorized representative of Longwood Gathering and Disposal Systems GP, Inc., a Texas corporation and the sole general partner of Longwood LP (“Longwood GP”). In accordance with the organizational documents of Longwood LP, the undersigned limited partners of Longwood LP hereby acknowledge, approve and consent in all respects and for all purposes to the pledge, assignment and grant of a security interest by Longwood GP of all of its right, title and interest in and to the Pledged Equity Interests (as defined in the Pledge Agreement to which this consent is attached) in and to Longwood LP, and Longwood GP, acting by and through its authorized representative, acknowledges, approves and consents in all respects and for all purposes to the pledge, assignment and grant of a security interest by MRC Energy Company of all of its right, title and interest in and to Pledged Equity Interests in and to Longwood LP. The undersigned represent, warrant and covenant that the pledge of the Pledged Equity Interests in and to Longwood LP is hereby approved, ratified and consented to in accordance with the organizational documents of Longwood LP.

MRC Energy Company

By:	/s/ Joseph Wm. Foran
Name: Title:	Joseph Wm. Foran Chairman and CEO

Longwood Gathering and Disposal Systems GP, Inc.

By:	/s/ Joseph Wm. Foran
Name: Title:	Joseph Wm. Foran Chairman and CEO

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

SCHEDULE 1

The Restricted Subsidiaries

MRC Permian Company, a Texas corporation

Matador Production Company, a Texas corporation

MRC Rockies Company, a Texas corporation

Longwood Gathering and Disposal Systems GP, Inc., a Texas corporation

Longwood Gathering and Disposal Systems, LP, a Texas limited partnership

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

EXHIBIT A

1.	Certificate #1 for 1,000 shares of common capital stock of MRC Permian Company, a Texas corporation, in the name of Matador Resources Company, now known as MRC Energy Company.

2.	Certificate #1 for 1,000 shares of common capital stock of MRC Rockies Company, a Texas corporation, in the name of Matador Resources Company, now known as MRC Energy Company.

3.	Certificate #001 for 1,000 shares of common capital stock of Matador Production Company, a Texas corporation, in the name of Matador Resources Company, now known as MRC Energy Company.

4.	Certificate #1 for 1,000 shares of common capital stock of Longwood Gathering and Disposal Systems GP, Inc., a Texas corporation, in the name of Matador Resources Company, now known as MRC Energy Company.

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

EXHIBIT B

PLEDGE AND SECURITY AGREEMENT JOINDER NO.

PLEDGE AND SECURITY AGREEMENT JOINDER NO.          (this “Joinder”) dated as of                     , to the Amended and Restated Pledge and Security Agreement dated as of December 30, 2011 (such agreement, together will all amendments, restatements, supplements, other modifications thereto and other Joinders (as such term is defined in the Pledge Agreement), the “Pledge Agreement”), by the initial signatories (other than the Administrative Agent) thereto and each other Person who from time to time thereafter became a party thereto pursuant to Section 5.13 thereof (each, individually, a “Debtor” and collectively, the “Debtors”), in favor of Comerica Bank, as Administrative Agent (in such capacity, “Administrative Agent”), for the benefit of the Secured Parties.

BACKGROUND.

Capitalized terms not otherwise defined herein have the meaning specified in the Pledge Agreement. The Pledge Agreement provides that additional parties may become Debtors under the Pledge Agreement by execution and delivery of this Joinder. Pursuant to the provisions of Section 5.13 of the Pledge Agreement, the undersigned by executing this Joinder is becoming a Debtor under the Pledge Agreement. The undersigned desires to become a Debtor under the Pledge Agreement in order to induce the Secured Parties to continue to make and maintain financial accommodations under the Loan Documents.

AGREEMENT.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Parties to continue to make and maintain financial accommodations under the Loan Documents, the undersigned hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:

1. Joinder. In accordance with the Pledge Agreement, the undersigned hereby becomes a Debtor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Debtor and the undersigned hereby (a) agrees to all the terms and provisions of the Pledge Agreement applicable to it as a Debtor thereunder and (b) represents and warrants that the representations and warranties made by it as a Debtor thereunder are true and correct on and as of the date hereof. Each reference to a “Debtor” in the Pledge Agreement shall be deemed to include the undersigned.

2. Assignment and Grant of Security Interest. As security for the payment and performance, as the case may be, in full of the Indebtedness, the undersigned hereby assigns to, and pledges and grants to Administrative Agent, for the benefit of the Secured Parties, a security interest in the entire right, title, and interest of the undersigned in and to all Collateral, whether now or hereafter existing, owned, arising or acquired.

3. Representations and Warranties. On and as of the date hereof, the undersigned makes each representation and warranty set forth in Section 2 of the Pledge Agreement.

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4. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.1 of the Pledge Agreement.

5. GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

6. Full Force of Pledge Agreement. Except as expressly supplemented hereby, the Pledge Agreement remains in full force and effect in accordance with its terms.

7. Exhibits and Schedules. Exhibit A and Schedule 1 to the Pledge Agreement shall be supplemented by the addition of Exhibit A and Schedule 1 attached hereto as to the undersigned.

8. Severability. If any provision of this Joinder is held to be illegal, invalid, or unenforceable under present or future laws during the term thereof, such provision shall be fully severable, this Joinder shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Joinder a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

9. Counterparts. This Joinder may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Joinder by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Joinder by facsimile or by other electronic transmission shall be effective as delivery of a manually executed counterpart of this Joinder.

10. ENTIRE AGREEMENT. THIS JOINDER, EACH RELATED AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

By:
Print Name:
Print Title:

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

ACCEPTED BY:

COMERICA BANK, as Administrative Agent

By:
Print Name:
Print Title:

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